Exhibit 99.3

INTRIGUING GRAB SAMPLE:

METAL VALUE $2,200 PER TON*

170 SQUARE MILES OF CORTEZ TREND CONTROLLED

POSITIVE DRILL RESULTS

Denver, Colorado (June 12, 2007) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG) is pleased to highlight some of the captivating exploration results* of the companies recently acquired.

•                  Keystone surface sample returned values of 23.8 opt (ounces per ton) silver, 25.2% zinc, 10.3% copper, and 28.1% lead; with an approximate metal value of $2,200 per ton in today’s market; equivalent to 3.4 ounces of gold per ton.

•                  Gold Bar drilling encountered 0.212 opt gold over 85 ft., including 0.46 opt gold over 40 ft., and 0.209 opt gold over 60 ft.

•                  Limousine Butte drilling encountered 0.143 opt gold over 190 ft., 0.096 opt gold over 235 ft., 0.136 opt gold over 115 ft., and 0.249 opt gold over 60 ft.

“Our acquisitions are complete and US Gold’s property has grown from 36 square miles to approximately 250 square miles in Nevada,” said Rob McEwen, Chairman and CEO. “Our drill results are similar to early-stage discovery holes at major Nevada deposits that host millions of ounces of gold. We are continuing our aggressive drilling and exploration program at our top-priority targets: Keystone, Limousine Butte, Gold Bar, and Tonkin.”

Acquired Properties

Our strategic land holdings in the Cortez Trend dramatically increased from 36 to 170 square miles with our recently completed takeover of Nevada Pacific, White Knight, and Tone Resources. In the process, we have also acquired an additional 80 square miles of prospective land in Nevada. Set out below are descriptions of 3 properties with very interesting exploration results.

Keystone* adjoins Tonkin to the west and has characteristics similar to other Nevada mines that are associated with base metals such as Barrick/Rio Tinto’s Cortez Joint Venture and Newmont’s Gold Quarry. Earlier surface samples have returned up to 0.867 opt gold and a 2005 drill hole intersected 1,100 ft. of anomalous Carlin style pathfinder elements in Lower Plate Roberts Mountain Formation. US Gold’s current exploration program at Keystone is focused on testing the base metal potential and a typical Carlin-style gold system. Results from US Gold’s first drill hole testing the base metal area are summarized below:

Hole	Interval (ft.)	Interval (m)	Ag opt	Ag gpt	Cu%	Pb%	Zn%
KS01	54	16.5	2.34	80	0.99	1.19	1.23

(opt = ounces per ton, gpt = grams per tonne)

Gold Bar* adjoins Tonkin to the south and covers an area of Lower Plate host rocks. US Gold’s exploration has also identified altered dikes with strongly anomalous Carlin geochemistry on the property. Several historic intercepts are summarized below:

	0.212 opt over 85 ft.	(7.25 gpt over 25.9 m)
Including	0.46 opt over 40 ft.	(15.73 gpt over 12.2 m)

	0.209 opt over 60 ft.	(7.15 gpt over 18.3 m)

Limousine Butte* is located approximately 60 miles east of Tonkin. The property covers mineralization scattered over 15 miles. This property has a similar setting to Barrick’s Bald Mountain Mine, approximately 20 miles due west. Past production from the Resurrection Ridge portion of the property totaled 120,000 ounces of gold. Several impressive drill intercepts present on the property are summarized below.

0.143 opt over 190 ft.	(4.89 gpt over 57.9 m)

0.096 opt over 235 ft.	(3.28 gpt over 71.6 m)

0.136 opt over 115 ft.	(4.56 gpt over 35.1 m)

0.249 opt over 60 ft.	(8.51 gpt over 18.3 m)

Tonkin Exploration Update - Grades and Widths Improving

North Rooster

Drilling continued on the North Rooster targets and encountered 0.028 opt gold over 296.5 ft., 300 feet to the north of a previously announced hole that intersected 0.039 opt gold over 145 ft. These results are interpreted as a thickening of favorable gold bearing rocks along a northeast trending structure (see Figure 1). Further drilling along this feature is underway.

Hole 87	0.028 opt over 296.5 ft.	(0.95 gpt over 90.4 m)
Including	0.048 opt over 21 ft.	(1.65 gpt over 6.4 m)
Including	0.060 opt over 20 ft.	(2.05 gpt over 6.1 m)

Southern Area

The highest grade mineralization encountered to date was 1.175 opt gold over 1.7 ft. in the Southern Area. This hole offsets previous drilling in an area between resources that comprise the main Southern Area mineralized material. Our geological interpretations suggest that this is an east-west structure and future drilling is planned to test for continuation of this mineralization (see Figure 1).

Drilling also intersected mineralization approximately 350 feet to the north of the high-grade mentioned above at a similar depth. Additional drilling is planned to test for extensions to this mineralization. The highlights are summarized below:

Hole 129	0.111 opt over 14 ft.	(3.78 gpt over 4.3 m)
Including	0.212 opt over 5.5 ft.	(7.25 gpt over 1.7 m)
	0.149 opt over 54 ft.	(5.10 gpt over 16.5 m)
Including	1.175 opt over 1.7 ft.	(40.19 gpt over 0.5 m)
Including	0.182 opt over 29 ft.	(6.24 gpt over 8.8 m)

Hole 125	0.090 opt over 35 ft.	(3.06 gpt over 10.7 m)
Including	0.296 opt over 6 ft.	(10.12 gpt over 1.8 m)

Testing for lateral extensions of deeper mineralization encountered results including 0.203 opt gold over 25 ft. and 0.107 opt gold over 25 ft. The highlights from these holes are summarized below:

Hole 133	0.124 opt over 45 ft.	(4.25 gpt over 13.7 m)
Including	0.203 opt over 25 ft.	(6.94 gpt over 7.6 m)

Hole 105	0.107 opt over 25 ft.	(3.65 gpt over 7.6 m)
	0.054 opt over 45 ft.	(1.84 gpt over 13.7 m)

Hole 104	0.053 opt over 50 ft.	(1.81 gpt over 15.2 m)

Hole 77	0.109 opt over 20 ft.	(3.72 gpt over 6.1 m)

A complete listing of all uncut drill hole assay results, since our last exploration update in April 2007, are attached in Table 1.

ABOUT US GOLD

US Gold Corporation is aggressively exploring for gold in Nevada. The Company’s goal is to become NEVADA’S PREMIER EXPLORATION COMPANY with a large land position, strong treasury, liquid shares and the upside of a junior. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG, and on the Frankfurt and Berlin exchanges under the symbol US8.

* Metal value is not indicative of economic feasibility or of the grade of any deposit or mine. Results from historic samples and assays are not 43-101 compliant and readers are advised to use caution. Future results may differ materially from historic results.

Metal Price Assumptions (June 12, 2007)

	Gold	Silver	Lead	Zinc	Copper
	(US$/oz.)	(US$/oz.)	(US$/lb.)	(US$/lb.)	(US$/lb.)
Price Used	640.00	12.00	1.00	1.50	3.10

QUALIFIED PERSON

This news release has been prepared under the guidance of Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Tonkin Springs property. All samples were analyzed by ALS Chemex.

All assays are uncut, with analysis conducted by ALS Chemex utilizing a 30 gram fire assay charge with an AA finish. Sample length is by geologic boundary with a maximum 5 foot length and core recovery averages 95-98%. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample and check assays sent to  a second lab every 20th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

William F. Pass	Ana Aguirre
Vice President and Chief Financial Officer	Investor Relations
Tel: (303) 238-1438	Tel: (647) 258-0395
Fax: (303 238-1724	Toll Free: (866) 441-0690
bill@usgold.com	Fax: (647) 258-0408
165 South Union Blvd., Suite 565	info@usgold.com
Lakewood, CO 80228	99 George Street, 3rd Floor
Toronto, ON M5A 2N4

Figure 1

NEW & HISTORICAL DRILLING - June 2007
ROOSTER AREA
80
136
115/123
87
107
84/117
96/116
94/109/114
62/97
111
92
119
124
N
ROOSTER AREA
MIDDLE AREA
SOUTHERN AREA
0 1 2 3
Miles
SOUTHERN AREA
135
93/106/132
121
78
82
83
103
85
77/104/105/133
89
118
101
100
98
99
102
128
88
125
129
90
79
Released June 2007
Previously Released
Historical Drill Holes > 500 ft
Mineralized Resource Areas
Mineralization Trends
Property Boundary
N
W
E
S
0 0.25 0.5
Kilometers
0 0.25 0.5
Miles

Table 1

		Hole
		Length	Assay Interval		Gold Assay		Gold Assay
		(feet)	From	To	Length	Ounces per	Length	Grams per	Purpose &
Hole No.	Target Area	(Ð Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne	Results
	Southern Area
77	Southern Area	962	165	185	20.0	0.109	6.1	3.719	Test
		including	165	175	10.0	0.148	3.0	5.079	mineralization
		(-90°)	245	255	10.0	0.058	3.0	1.984	beneath
		including	245	250	5.0	0.096	1.5	3.283	resource
			335	355	20.0	0.060	6.1	2.061
			345	355	10.0	0.108	3.0	3.711
		including	380	395	15.0	0.016	4.6	0.559
			410	420	10.0	0.012	3.0	0.410
			540	545	5.0	0.010	1.5	0.342
78	Southern Area	820							No significant
		(-50°)							gold
79	Southern Area	800							SW extension
		(-90°)	290	320	30.0	0.016	9.1	0.541
82	Southern Area	826							No significant
		(-90°)							gold
83	Southern Area	840.5							No significant
		(-90°)							gold
85	Southern Area	1472							NE extension
		(-90°)	632	645	13.0	0.010	4.0	0.337
88	Southern Area	1301.5							NE extension
		(-90°)	209	240	31.0	0.024	9.5	0.811
89	Southern Area	1377							NE extension
		(-90°)	670	680	10.0	0.018	3.0	0.616
90	Southern Area	1036							Offset TS59
		(-50°)	365	375	10.0	0.012	3.0	0.393
93	Southern Area	1145	425	435	10.0	0.018	3.0	0.599	Test NW
		(-50°)	480	490	10.0	0.047	3.0	1.590	extension TS77
		including	480	485	5.0	0.077	1.5	2.633
			740	755	15.0	0.035	4.6	1.197
98	Southern Area	664	0	34	34.0	0.053	10.4	1.802	Deep structural
		(-90°)	85	95	10.0	0.012	3.0	0.395	test
			222	235.5	13.5	0.074	4.1	2.536
		including	229	235.5	6.5	0.132	2.0	4.514
			275	291.5	16.5	0.058	5.0	1.967
99	Southern Area	642	0	30	30.0	0.131	9.1	4.480	Deep structural
		including	0	20	20.0	0.179	6.1	6.113	test
		(-90°)	80.5	122	41.5	0.077	12.7	2.628
		including	84	102	18.0	0.123	5.5	4.201
			225	245	20.0	0.027	6.1	0.918
			292	302	10.0	0.045	3.0	1.522
			322	332	10.0	0.032	3.0	1.081
100	Southern Area	777							Deep structural
		(-90°)	0	20	20.0	0.038	6.1	1.283	test
101	Southern Area	733.5							Deep structural
		(-90°)	260	271.5	11.5	0.022	3.5	0.769	test
102	Southern Area	671	0	25	25.0	0.062	7.6	2.134	Deep structural
		(-90°)	192.5	202.5	10.0	0.023	3.0	0.770	test
			210	215	5.0	0.162	1.5	5.534
		including	210	212	2.0	0.334	0.6	11.423
			232	244.5	12.5	0.022	3.8	0.762
103	Southern Area	707.5	0	31	31.0	0.066	9.5	2.253	Deep structural
		including	27	31	4.0	0.132	1.2	4.514	test
		(-90°)	232	242	10.0	0.020	3.0	0.684
			252	262	10.0	0.038	3.0	1.283
		including	254.5	256.2	1.7	0.130	0.5	4.446
			267	280.5	13.5	0.034	4.1	1.146
			322	333	11.0	0.010	3.4	0.348
			345	355.5	10.5	0.019	3.2	0.661

		Hole
		Length	Assay Interval		Gold Assay		Gold Assay
		(feet)	From	To	Length	Ounces per	Length	Grams per	Purpose &
Hole No.	Target Area	(Ð Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne	Results
Southern Area (continued)
104	Southern Area	973	175	225	50.0	0.053	15.2	1.806	Test SW
		including	175	185	10.0	0.104	3.0	3.540	extension TS77
		(-50°)	280	290	10.0	0.019	3.0	0.650
			320	330	10.0	0.056	3.0	1.915
		including	325	330	5.0	0.096	1.5	3.283
			360	450	90.0	0.015	27.4	0.519
			460	475	15.0	0.015	4.6	0.502
105	Southern Area	1020	205	230	25.0	0.107	7.6	3.646	Test NE
		including	215	220	5.0	0.308	1.5	10.534
		(-50°)	310	330	20.0	0.074	6.1	2.531
		including	310	320	10.0	0.127	3.0	4.360
			350	365	15.0	0.031	4.6	1.060
			395	440	45.0	0.054	13.7	1.835
		including	395	405	10.0	0.160	3.0	5.472
			595	605	10.0	0.014	3.0	0.479
			870	885	15.0	0.018	4.6	0.604
106	Southern Area	960							Test W extension
		(-50°)	340	350	10.0	0.016	3.0	0.564	TS77
118	Southern Area	940							New target
		(-90°)	110	120	10.0	0.019	3.0	0.650
121	Southern Area	980	205	225	20.0	0.024	6.1	0.829	New target
		including	210	215	5.0	0.049	1.5	1.676
		(-90°)	440	455	15.0	0.020	4.6	0.684
			910	920	10.0	0.011	3.0	0.376
125	Southern Area	967	66	78.5	12.5	0.017	3.8	0.579	NE offset 59
		(-50°)	212	247	35.0	0.090	10.7	3.063
		including	237	243	6.0	0.296	1.8	10.123
			412	422	10.0	0.061	3.0	2.079
		including	415	417	2.0	0.223	0.6	7.627
			472	482.5	10.5	0.055	3.2	1.871
		including	477.5	481	3.5	0.152	1.1	5.208
128	Southern Area	600							SE extension
		(-90°)	410	420	10.0	0.058	3.0	1.967
129	Southern Area	890.5	257	271	14.0	0.111	4.3	3.784	E offset 59
		including	262	267.5	5.5	0.212	1.7	7.250
		(-50°)	365	419	54.0	0.149	16.5	8.096
		including	365	370.2	5.2	0.459	1.6	15.693
		including	368.5	370.2	1.7	1.175	0.5	40.185
		including	385	414	29.0	0.182	8.8	6.236
			499	515	16.0	0.019	4.9	0.646
132	Southern Area	520	185	195	10.0	0.021	3.0	0.718	NW offset 105
		(-50°)	400	410	10.0	0.035	3.0	1.197
133	Southern Area	500	200	245	45.0	0.124	13.7	4.252	NW offset 105
		including	210	235	25.0	0.203	7.6	6.936
		(-90°)	295	305	10.0	0.027	3.0	0.923
			395	405	10.0	0.031	3.0	1.060
			435	445	10.0	0.012	3.0	0.393
135	Southern Area	700							No significant
		(-90°)							gold

		Hole
		Length	Assay Interval		Gold Assay		Gold Assay
		(feet)	From	To	Length	Ounces per	Length	Grams per	Purpose &
Hole No.	Target Area	(Ð Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne	Results
Middle Area
58	Middle Area	380	195	205	10.0	0.019	3.0	0.634	Test downdip
		(-90°)	220	230	10.0	0.010	3.0	0.360	extension TS57
			240	250	10.0	0.010	3.0	0.342
			260	270	10.0	0.013	3.0	0.428
			315	325	10.0	0.013	3.0	0.428
81	Middle Area	740	435	445	10.0	0.063	3.0	2.138	Test downdip
		(-90°)							extension TS57
86	Middle Area	1547	332	342.5	10.5	0.013	3.2	0.431	Test S extension
		(-50°)	609	619	10.0	0.026	3.0	0.897	TS57
		including	616	619	3.0	0.075	0.9	2.568
			841	852.5	11.5	0.008	3.5	0.283
			908.5	925	16.5	0.015	5.0	0.507
			1023.5	1034	10.5	0.029	3.2	0.977
95	Middle Area	1505.5	156	169.5	13.5	0.011	4.1	0.383	Test
		(-50º)	657	671.5	14.5	0.020	4.4	0.679	geochemical
			700	710	10.0	0.015	3.0	0.513	plume
			729	739	10.0	0.017	3.0	0.581
108	Middle Area	1055	500	510	10.0	0.010	3.0	0.359	NE extension
		(-90°)
110	Middle Area	880	500	510	10.0	0.014	3.0	0.496	New target
		(-90°)
112	Middle Area	1107	354	364	10.0	0.011	3.0	0.369	SW extension
		(-90º)	699	710	11.0	0.013	3.4	0.445
			714	724	10.0	0.019	3.0	0.650
			749	772	23.0	0.015	7.0	0.520
113	Middle Area	1547	495	516	21.0	0.012	6.4	0.424	Test updip
		(-50°)	762	777	15.0	0.020	4.6	0.684	extension TS57
			1005.5	1027	21.5	0.014	6.6	0.473
120	Middle Area	1542	546	556	10.0	0.014	3.0	0.479	Test N extension
		(-50°)	591	631	40.0	0.014	12.2	0.492	TS57
			735.5	751	15.5	0.015	4.7	0.505
122	Middle Area	1547	171.5	194	22.5	0.012	6.9	0.420	Test
		(-50°)	593.5	604	10.5	0.028	3.2	0.953	geochemical
			754	784	30.0	0.018	9.1	0.610	plume
			824	843.5	19.5	0.019	5.9	0.637
			854	864	10.0	0.018	3.0	0.616
			874	922.5	48.5	0.030	14.8	1.014
		including	917.5	922.5	5.0	0.117	1.5	4.001
124	Middle Area	720	635	645	10.0	0.012	3.0	0.393	New target
		(-90°)
126	Middle Area	491.5							No significant
		(-90°)							gold
127	Middle Area	685	520	530	10.0	0.011	3.0	0.376	NE extension
		(-50°)
130	Middle Area	490							No significant
		(-50°)							gold
Rooster
62	Rooster	1136	105	115	10.0	0.013	3.0	0.428	Deep structural
		(-50º)	165	175	10.0	0.023	3.0	0.770	control test
			200	215	15.0	0.022	4.6	0.752
80	Rooster	1275	110	120	10.0	0.013	3.0	0.428	N. Rooster
		(-45°)							extension
84	Rooster	1367	0	10	10.0	0.013	3.0	0.428	NW extension
		(-50º)	450	490	40.0	0.014	12.2	0.462
87	Rooster	747	362.5	659	296.5	0.028	90.4	0.953	Offset TS06R-30
		(-45°)							and TS06C-01
		including	418.5	433.5	15.0	0.051	4.6	1.741
		including	480	501	21.0	0.048	6.4	1.646
		including	517.5	529.5	12.0	0.085	3.7	2.896
		including	539	544	5.0	0.101	1.5	3.454
		including	553	563	10.0	0.063	3.0	2.155
		including	619	639	20.0	0.060	6.1	2.052
			714	719	5.0	0.010	1.5	0.342

		Hole
		Length	Assay Interval		Gold Assay		Gold Assay
		(feet)	From	To	Length	Ounces per	Length	Grams per	Purpose &
Hole No.	Target Area	(Ð Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne	Results
Rooster (continued)
92	Rooster	1048	538	553	15.0	0.025	4.6	0.866	Deep structural
		(-50º)	573	584	11.0	0.015	3.4	0.529	control test
94	Rooster	1184	234	249	15.0	0.013	4.6	0.433	Deep structural
		(-70º)	259	290.5	31.5	0.035	9.6	1.182	control test
96	Rooster	897							Deep structural
		(-75°)	183.5	217	33.5	0.022	10.2	0.741	control test
97	Rooster	320							NW extension
		(-45°)	40	50	10.0	0.011	3.0	0.376
107	Rooster	910	30	40	10.0	0.028	3.0	0.958	NW extension
		(-45º)	165	175	10.0	0.012	3.0	0.410
			550	560	10.0	0.015	3.0	0.513
109	Rooster	1547	11.5	96	84.5	0.032	25.8	1.078	Deep structural
		including	43	58	15.0	0.055	4.6	1.892	control test
		(-50°)	128	158	30.0	0.031	9.1	1.066
		including	143	153	10.0	0.050	3.0	1.710
			208	221	13.0	0.070	4.0	2.389
		including	211	217	6.0	0.099	1.8	3.397
			243	255	12.0	0.019	3.7	0.638
			699	713	14.0	0.012	4.3	0.401
111	Rooster	1200	150	160	10.0	0.011	3.0	0.376
		(-55º)	180	190	10.0	0.010	3.0	0.342	Deep structural
			740	750	10.0	0.010	3.0	0.342	control test
114	Rooster	768	0	68	68.0	0.050	20.7	1.708	Deep structural
		including	14	22	8.0	0.147	2.4	5.015	control test
		(-60°)	178	191	13.0	0.050	4.0	1.705
			202	223	21.0	0.014	6.4	0.469
			233	243	10.0	0.015	3.0	0.530
			253	263	10.0	0.010	3.0	0.359
			283	319	36.0	0.022	11.0	0.749
115	Rooster	700	0	10	10.0	0.018	3.0	0.599	NW extension
		(-60°)	140	150	10.0	0.017	3.0	0.581
			205	225	20.0	0.015	6.1	0.504
			365	385	20.0	0.024	6.1	0.821
			395	420	25.0	0.015	7.6	0.513
			440	495	55.0	0.018	16.8	0.609
			505	520	15.0	0.025	4.6	0.866
		including	505	510	5.0	0.043	1.5	1.471
116	Rooster	622	303.5	327.5	24.0	0.039	7.3	1.327	Deep structural
		(-50º)	362	387	25.0	0.014	7.6	0.465	control test
			402	423	21.0	0.031	6.4	1.060
117	Rooster	849	282	292	10.0	0.010	3.0	0.342	W extension
		(-45°)	517	532	15.0	0.059	4.6	2.006	Little Raduna
		including	517	522	5.0	0.142	1.5	4.856
			542	557	15.0	0.010	4.6	0.353
			587	592	5.0	0.019	1.5	0.650
119	Rooster	1018							Deep structural
		(-55°)	469	483	14.0	0.029	4.3	0.999	control test
123	Rooster	815	430	440	10.0	0.010	3.0	0.342	NW extension
		(-45°)	620	665	45.0	0.029	13.7	0.992
		including	630	640	10.0	0.042	3.0	1.436
			740	815	75.0	0.027	22.9	0.914
		including	745	760	15.0	0.048	4.6	1.642
136	Rooster	800	140	155	15.0	0.010	4.6	0.342	N offset 87
		(-80°)	165	180	15.0	0.014	4.6	0.479
			250	285	35.0	0.017	10.7	0.572
			390	455	65.0	0.024	19.8	0.821
			480	505	25.0	0.026	7.6	0.882
Keystone
KS1	Keystone	817	662	672	10.0	0.013	3.0	0.445	Base metal
		(-45°)							test